                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.     )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                                 (800) 293-1232

                             YOUR VOTE IS IMPORTANT

Dear Shareholder:

     The Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") has recently reviewed and unanimously endorsed a proposal to retain Credit Suisse Asset Management Limited ("CSAM London"), the United Kingdom affiliate of Credit Suisse Asset Management, LLC ("CSAM"), the Fund's investment adviser, as sub-investment adviser to the Fund. We are pleased to invite you to attend a Special Meeting of Shareholders of the Fund (the "Meeting") on _____________, __________, 2004, commencing at _____ p.m. New York time, to consider the approval of a sub-investment advisory agreement with CSAM London.

     The Board and CSAM believe that the retention of CSAM London is in the best interest of shareholders. The Board has determined that retention of CSAM London will enable the Fund to capitalize on that firm's investment expertise. SINCE THE SUB-ADVISORY FEES FOR CSAM LONDON WILL BE PAID BY CSAM, APPROVAL OF THE PROPOSAL WILL NOT RESULT IN ANY INCREASE OF THE FEES OR EXPENSES OTHERWISE INCURRED BY SHAREHOLDERS.

     Detailed information about the proposal may be found in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Fund at the close of business on ___________, 2004.

     If you have any questions regarding any of the above proposals, please feel free to call D.F. King & Co., Inc. at [1-800-290-6424].

                                     Respectfully,

                                     /s/ Michael A. Pignataro
                                     -------------------------------
                                     Michael A. Pignataro
                                     Secretary

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                                 (800) 293-1232

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON __________, 2004

TO THE SHAREHOLDERS OF
CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017, on _________, 2004, at _____ p.m. New York time.

     The purpose of the Special Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Special Meeting or any adjournments thereof:

     1. To approve a new investment sub-advisory agreement among the Fund, CSAM and Credit Suisse Asset Management Limited.

     This item is discussed in greater detail in the attached Proxy Statement.

     The close of business on ___________, 2004 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, this Special Meeting.

     This notice and related proxy material are first being mailed on or about ___________, 2004.

                                     By Order of the Board of Directors

                                     /s/ Michael A. Pignataro
                                     -------------------------------
                                     Michael A. Pignataro
                                     Secretary

Dated:  ___________, 2004
New York, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 LEXINGTON AVENUE
                                   16th FLOOR
                            NEW YORK, NEW YORK 10017

                             PROXY STATEMENT FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON _________, 2004

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") for use at a Special Meeting of Shareholders at the offices of Credit Suisse Asset Management, LLC ("CSAM" or the "Manager"), 466 Lexington Avenue, 16th Floor, New York, New York 10017 on _________, 2004 (commencing at 3:00 p.m. New York time) and at any adjournments thereof (collectively, the "Special Meeting" or the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Brown Brothers Harriman Co., the administrator of the Fund (the "Administrator"), or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $_______ and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by CSAM. This Proxy Statement is expected to be mailed to shareholders on or about ___________, 2004.

     CSAM has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 50 Milk Street, Boston, Massachusetts 02110.

     The Fund's Annual Report containing audited financial statements for the fiscal year ended December 31, 2003 has been previously provided to shareholders. It is not to be regarded as proxy-soliciting material.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16th FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUND'S WEBSITE AT http://www.csam.com/us. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the approval of the new investment sub-advisory agreement among the Fund, CSAM and Credit Suisse Asset Management Limited ("CSAM London" or the Sub-Adviser"). Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Special Meeting, without notice other than an announcement at the Special Meeting, until the requisite number of shares entitled to vote at the Special Meeting is present. In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Special Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Special Meeting must take place not more than 120 days after the record date. At such adjourned Special Meeting, any business may be transacted which might have been transacted at the original Special Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     CSAM is seeking shareholders' approval of a new investment sub-advisory agreement among the Fund, CSAM and CSAM London. If shareholders approve the proposal:

       - CSAM London will manage the day-to-day investment of the portion of the Fund's assets allocated to CSAM London by the Manager, consistent with the Fund's investment objectives, policies and strategies.

       -  The management and advisory fees payable by the Fund will not change.

       - The new investment sub-advisory agreement will take effect on ___________, 2004.

     Approval of the investment sub-advisory agreement will require the affirmative vote of a majority of the outstanding voting securities of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the Fund's outstanding shares are present at the Special Meeting in person or by proxy. Abstentions and broker non-votes will have the effect of votes "AGAINST" Proposal 1 for purposes of tabulating votes necessary for its approval.

     CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Special Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, ___________, 2004, there were ___________ Shares outstanding. Each Share is entitled to one vote at the Special Meeting, and fractional Shares are entitled to a proportionate share of one vote.

     In order that your Shares may be represented at the Special Meeting, you are requested to:

       -  indicate your instructions on the Proxy;

       -  date and sign the Proxy;

       -  mail the Proxy promptly in the enclosed envelope;

       - allow sufficient time for the Proxy to be received and processed on or before _____ p.m. on _______ ___, 2004.

                                   PROPOSAL 1
                    APPROVAL OF A NEW INVESTMENT SUB-ADVISORY
                 AGREEMENT AMONG THE FUND, CSAM AND CSAM LONDON

INTRODUCTION

     The Fund's shareholders will be asked at the Meeting to approve an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, CSAM and CSAM's United Kingdom affiliate, CSAM London. The Sub-Advisory Agreement was unanimously approved by the Board, including all of the Directors (the "Directors") who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Non-Interested Directors") at a meeting held on May 18, 2004.

     At the meeting, CSAM, as investment adviser to the Fund, recommended to the Board that the Fund retain CSAM London as sub-investment adviser and that pursuant to the proposed Sub-Advisory Agreement, CSAM (and not the Fund) pay CSAM London a sub-advisory fee of $250,000 per annum for services rendered with respect to the Fund and all other Credit Suisse Funds for which CSAM London has been appointed to act as sub-adviser. Thus, the retention of CSAM London will not increase the fees or expenses otherwise incurred by the Fund or its shareholders. Under the proposed Sub-Advisory Agreement, CSAM will monitor the activities and performance of CSAM London.

     The Sub-Advisory Agreement for the Fund as approved by the Board is now being submitted for approval by the Fund's shareholders. If approved by the Fund's shareholders, the Sub-Advisory Agreement will take effect on ___________, 2004 and will remain in effect for an initial two-year period. Thereafter, the Sub-Advisory Agreement will continue automatically for successive one-year periods, provided that it is approved at least annually by a vote of a majority of the Directors, including a majority of the Non-Interested Directors. If the shareholders of the Fund do not approve the Sub-Advisory Agreement, the Board will consider appropriate action with respect to such non-approval.

     Any description of the agreement set forth in this proxy statement is qualified in its entirety by the agreement, a form of which is attached to this proxy statement as Appendix A.

     CSAM London's principal office is located at Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ.

     AS DESCRIBED ABOVE, THE SUB-ADVISORY FEE PAYABLE TO CSAM LONDON PURSUANT TO THE SUB-ADVISORY AGREEMENT WILL BE PAID BY CSAM AND, ACCORDINGLY, THE RETENTION OF CSAM LONDON WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND OR ITS SHAREHOLDERS.

BOARD EVALUATION AND RECOMMENDATION

     In considering whether to approve the Sub-Advisory Agreement for CSAM London and recommend approval to shareholders, the Board, including the Non-Interested Directors, considered various information and materials provided by CSAM and CSAM London. The Board considered, primarily, the benefits to the Fund of retaining CSAM London given the increased complexity of the domestic and foreign securities markets, specifically that retention of CSAM London would expand the universe of companies and countries from which investment opportunities can be sought and enhance the Fund's ability to obtain best price and execution on trades in foreign markets, including emerging markets. The Board also carefully considered the particular expertise of CSAM London in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the proposed services to be offered by the Sub-Adviser. The Board considered the Manager's belief that the sub-advisory fees payable to CSAM London were within the range of fees charged by other investment advisers with respect to similar closed-end funds and were reasonable and fair in relation to the advisory services provided. In addition, the Board took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreement, particularly noting that THE COMPENSATION PAID TO CSAM LONDON WILL BE PAYABLE BY CSAM AND, ACCORDINGLY, THAT THE RETENTION OF CSAM LONDON WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND OR ITS SHAREHOLDERS. The Board further noted that all costs of the solicitation and the Meeting will be borne by CSAM. After considering the relevant factors, the Directors, including all of the Non-Interested Directors, unanimously approved the Sub-Advisory Agreement and recommended approval by shareholders of the Fund.

BACKGROUND INFORMATION REGARDING THE FUND

     The Fund invests primarily in fixed-income securities.

     Currently, Brown Brothers Harriman & Co. ("Brown Brothers") serves as the Fund's administrator and custodian. Brown Brothers principal business address is 40 Water Street, Boston, Massachusetts 02109. THE ADMINISTRATION AND CUSTODIAN AGREEMENTS BETWEEN THE FUND AND BROWN BROTHERS WILL NOT BE AFFECTED BY THE PROPOSED SUB-ADVISORY AGREEMENT.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

     CSAM serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Investment Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $____ billion in assets under management and $____ billion in client assets as of ___________, 2004. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of ___________, 2004, Credit Suisse Asset Management employed approximately ____ people worldwide and had global assets under management of approximately $____ billion, with $____ billion in assets under management in the U.S. The principal business address of Credit Suisse Group is Paradeplatz 8, CH8070, Zurich, Switzerland.

     Pursuant to the Investment Advisory Agreement with CSAM, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the

Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Investment Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are employed by CSAM or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by the shareholders of the Fund, will pay the sub-advisory fee to CSAM London as described more fully below. The Fund pays all other expenses incurred in its operations, including general administrative expenses.

     The Investment Advisory Agreement dated ___________, ____ was last approved by shareholders on May 1, 2001 in connection with the reorganization of Credit Suisse Asset Management Strategic Global Income Fund, Inc. into the Fund.

     As compensation for its services to the Fund, CSAM receives compensation at an annual rate of 0.50% of the lesser of (i) the market value of the Fund's outstanding shares or (ii) the Fund's net assets, in each case determined as of the last trading day for each week during that quarter. For the fiscal year ended December 31, 2003, CSAM received $1,038,753 in total compensation from the Fund.

     REGARDLESS OF WHETHER THE SUB-ADVISORY AGREEMENT IS APPROVED, CSAM WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUND PURSUANT TO THE ADVISORY AGREEMENT AND BROWN BROTHERS WILL CONTINUE TO PROVIDE ADMINISTRATIVE SERVICES TO THE FUND.

DESCRIPTION OF PROPOSED SUB-ADVISORY AGREEMENT

     Subject to the supervision of CSAM, the Sub-Advisory Agreement requires CSAM London, in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, and the Fund's Registration Statement, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.

     In connection with the Sub-Advisory Agreement, CSAM London will, subject to the supervision and direction of CSAM:

          (1) manage that portion of the Fund's assets allocated to CSAM London by the Manager from time to time (the "Assets") or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

          (2) make investment decisions or recommendations with respect to the Assets;

          (3) if requested by CSAM, place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

          (4) exercise voting rights with respect to the Assets if requested by CSAM; and

          (5) furnish CSAM and the Fund's Board with such periodic and special reports as the Fund or CSAM may reasonably request.

     In connection with the performance of services under the Sub-Advisory Agreement, CSAM London may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such third parties to be required to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); provided that CSAM London remains liable for the performance of each such third party's duties.

     The services of CSAM London under the proposed Sub-Advisory Agreement are not exclusive. CSAM London has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect its ability to perform its services under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by CSAM or CSAM London upon 60 days' written notice to the other parties; or with respect to the Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to CSAM and CSAM London.

     In consideration of the services rendered pursuant to a Sub-Advisory Agreement, CSAM will pay CSAM London an aggregate fee of $250,000 per annum (the "Total Fee"). The Total Fee shall be an aggregate fee paid for services rendered with respect to all Credit Suisse Funds for which CSAM London has been appointed as sub-adviser and which CSAM and CSAM London agree will be governed by this fee schedule. CSAM London currently serves as sub-adviser to [14] other Credit Suisse Funds which are all governed by this fee schedule. The Total Fee may be amended from time to time upon the mutual agreement of the parties upon notice to shareholders. Twenty-five percent of the Total Fee shall be payable in U.S. dollars in arrears on the last day of each calendar quarter. The fee for the first period during which a Sub-Advisory Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Sub-Advisory Agreement is in effect.

     The portion of the Total Fee allocable with respect to the Fund (for any calendar quarter or portion thereof) is equal to the product of (a) the Total Fee and (b) a fraction: (i) the numerator of which is the average monthly net assets of the Fund during such calendar quarter or portion thereof, and (ii) the denominator of which is the sum of the total average monthly net assets of the Fund and other registered investment companies for which CSAM London has been appointed as sub-adviser during such calendar quarter or portion thereof.

     Based upon this formula, the portion of the Total Fee allocable to the Fund for the calendar quarter ended December 31, 2003 would have been $[____].

     CSAM WILL PAY CSAM LONDON THE SUB-ADVISORY FEE. CSAM LONDON DOES NOT HAVE A RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM THE FUND FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MUST LOOK SOLELY TO CSAM FOR PAYMENT OF FEES DUE.

INFORMATION ABOUT CSAM LONDON

     CSAM London is a limited liability company organized under the laws of England and Wales and incorporated on December 21, 1982 and is registered as an investment adviser under the Advisers Act. The registered office of CSAM London is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM London is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM London has been in the money management business for over 16 years and, as of ___________, 2004, manages approximately $____ billion in assets.

     CSAM London is a wholly owned subsidiary of Credit Suisse Asset Management (U.K.) Holding Limited ("CSAM Holding"). CSAM Holding is an indirect wholly owned subsidiary of CSFB, the parent company of the Funds' investment adviser, CSAM. CSFB's head office is located at Paradeplatz 8, 8001 Zurich, Switzerland. CSAM Holding is located at the address of CSAM London

     CSAM London is governed by a Board of Directors. Subject to the overall authority of the Board of Directors, the day-to-day affairs of CSAM London are managed by an Executive Committee. The names and principal occupations of the directors and principal executive officers of CSAM London are set forth below. Each of these persons may be contacted c/o Credit Suisse Asset Management Limited, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England.

                                       CURRENT POSITION WITH CSAM             OTHER CURRENT PRINCIPAL
              NAME                               LONDON                            OCCUPATIONS
----------------------------------  ---------------------------------  -------------------------------------
Glenn Wellman                       Director; Managing Director        Chief Operating Officer, CSAM Europe

Stephen Goldman                     Director; Managing Director        Head of Equities, CSAM Europe

Winifred Robbins                    Director; Managing Director        Business Head of Fixed Income, CSAM
                                                                       London and CSAM Europe, ex
                                                                       Switzerland

Ian Chimes                          Director; Managing Director        Managing Director of CSAM Funds (UK)
                                                                       Ltd.

Michael Walsh                       Director; Managing Director        Chief Financial Officer, CSAM
                                                                       Europe, ex Switzerland

           THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED
              DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                                   PROPOSAL 1.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of ___________, 2004, to the Fund's knowledge no shareholder beneficially owned 5% or more of the Fund's shares.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2005 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 1, 2004. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) and received at, Credit Suisse Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2005 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Special Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                                                      APPENDIX A

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                 ________, 2004


Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ


Dear Sir/Madam:

          Credit Suisse Asset Management Income Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirm their agreement with Credit Suisse Asset Management Limited (the "Sub-Adviser"), a corporation organized under the laws of England, as follows:

     1.   INVESTMENT DESCRIPTION; APPOINTMENT

          The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Fund's Registration Statement, as from time to time in effect (the "Registration Statement") and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Registration Statement and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser with copies of all amendments to the Registration Statement on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

     2.   SERVICES AS SUB-INVESTMENT ADVISER

          2.1 Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Registration Statement and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

               (i) manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

               (ii) make investment decisions or recommendations with respect to the Assets;

               (iii) if requested by CSAM, place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

               (iv) exercise voting rights with respect to the Assets if requested by CSAM; and

               (v) furnish CSAM and the Fund's Board of Directors with such periodic and special reports as the Fund or CSAM may reasonably request.

               In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

          2.2 In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

     3.   EXECUTION OF TRANSACTIONS

          3.1 In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

          3.2 It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The

Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

          3.3 On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

          3.4 In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

     4.   DISCLOSURE REGARDING THE SUB-ADVISER

          4.1 The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's proxy statement used in seeking shareholder approval for this Agreement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such proxy statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

          4.2  The Sub-Adviser agrees to notify CSAM and the Fund promptly of
(i) any statement about the Sub-Adviser contained in the Registration Statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Registration Statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees .

     4.3 Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act) (an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

          4.4 The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

     5.   REPRESENTATIONS AND WARRANTIES

          5.1  The Sub-Adviser represents and warrants that:

          (a) it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement;

          (b) it has read and understands the Registration Statement and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein; and

          (c) it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

          5.2  The Fund represents and warrants that:

          (a) it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Fund of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund;

          (b) information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority; and

          (c) it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

          5.3 CSAM represents and warrants that it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by CSAM of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

     6.   COMPLIANCE

          6.1 The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Registration Statement or is otherwise in violation of applicable law.

          6.2 CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

          6.3 The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients, provided that such access does not constitute a breach of any obligation of client confidentiality held by the Sub-Adviser. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

     7.   BOOKS AND RECORDS

          7.1 In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

          7.2 The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     8.   PROVISION OF INFORMATION; PROPRIETARY AND CONFIDENTIAL INFORMATION

          8.1 CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

          8.2 The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except, where practicable, after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

          8.3 The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

     9.   STANDARD OF CARE

          The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

     10.  COMPENSATION

          In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

     11.  EXPENSES

          11.1 The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11.2.

          11.2 The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value assets of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses: costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

     12.  TERM OF AGREEMENT

          This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4.3, 7, 8 and 9 shall remain in effect.

     13.  AMENDMENTS

          No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940
Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     14.  NOTICES

          14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management Limited, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ (Attention: David Collins), telephone:
44-20-7426-2795, telecopy: 44-20-7426-2799, (b) if to CSAM, to Credit Suisse
Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Hal Liebes), telephone: (212) 875-3779, telecopy: (646) 658-0817, and (c) if to the Fund, to Credit Suisse Asset Management Income Fund, Inc., 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 875-3500, telecopy: (212) 878-9351 (Attention: President).

          14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of paragraph 14.1.

          14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM of the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

     15.  CHOICE OF LAW

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

     16.  MISCELLANEOUS

          16.1 The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

          16.2 If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          16.3 Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

          16.4 This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

     17.  UNITED KINGDOM REGULATORY MATTERS

          The Sub-Adviser is regulated by the Financial Services Authority ("FSA") in carrying out its investment business. It therefore is subject to the rules and guidelines established by the FSA including the Conduct of Business Sourcebook. Under the FSA Rules, the following provisions apply:

          (a) The FSA requires that all clients of the Sub-Adviser be classified into specific categories. On the basis of the information which CSAM has given, the Sub-Adviser has determined that CSAM is an Intermediate Customer and the Fund is a Private Customer.

          (b) (i) The Sub-Adviser is permitted to trade in Futures, Options and Contracts for Differences including on and off exchange transactions ("Derivative Instruments"), subject to limitations described herein. The markets on which Derivative Instruments are executed can be highly volatile. Such investments carry a high risk of loss and a relatively small adverse market movement may result not only in the loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

               (ii) The Sub-Adviser may instruct the Custodian to pay margin, or (subject to the rules of the exchange concerned) deposit investments by way of margin or collateral, on any Derivative Instrument out of the Assets. The Fund shall not be required to pay margin in cash beyond the amount of cash held at the relevant time on the Fund's behalf and immediately available for margin payments.

          (c) The Sub-Adviser will not supply the Fund with contract notes. The periodic reports provided under Section 2.1(v) will contain information that would have been provided in the contract notes.

          (d) In order to comply with applicable laws and related regulatory requirements, there may be periods when the Sub-Adviser will not be permitted to initiate or recommend certain types of transactions.

          (e) No warranty is given by the Sub-Adviser as to the performance or profitability of the Assets or any part of them.

          (f) The Sub-Adviser has in operation a written procedure in accordance with the FSA Rules for the effective consideration and proper handling of complaints from customers. Any complaint by CSAM or the Fund hereunder should be sent in writing to the Compliance Officer of the Sub-Adviser at the address specified in Section 14.

******************

[SIGNATURE PAGE FOLLOWS]

          Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                     Very truly yours,

                                     CREDIT SUISSE ASSET MANAGEMENT, LLC

                                     By: /s/ Hal Liebes
                                        ----------------------------------
                                     Name:  Hal Liebes
                                     Title: Managing Director


                                     CREDIT SUISSE ASSET MANAGEMENT
                                     INCOME FUND, INC.

                                     By: /s/ Michael A. Pignataro
                                        ----------------------------------
                                     Name: Michael A. Pignataro
                                     Title: Chief Financial Officer


CREDIT SUISSE ASSET
MANAGEMENT LIMITED


By:
     ------------------------------
Name:
Title:

                                   SCHEDULE A

     CSAM will pay the Sub-Adviser a fee of $250,000 (the "Total Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect. The Total Fee shall be an aggregate fee paid for services rendered with respect to this Fund and such other Credit Suisse Funds for which the Sub-Adviser has been appointed as such and which CSAM and the Sub-Adviser agree will be governed by this fee schedule.

     The portion of the Total Fee allocable with respect to the Fund for any calendar quarter or portion thereof is equal to the product of (a) the Total Fee and (b) a fraction: (i) the numerator of which is the average monthly net assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the sum of the total aggregate average monthly net assets of the Fund and other registered investment companies for which the Sub-Adviser has been appointed as such during such calendar quarter or portion thereof.

                                      PROXY

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

    This Proxy is Solicited on Behalf of the Board of the Credit Suisse Asset
                          Management Income Fund, Inc.

               SPECIAL MEETING OF SHAREHOLDERS - _______ ___, 2004

     The undersigned hereby appoints each of Hal Liebes and Michael A. Pignataro, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on _______ ___, 2004 at _____ p.m., New York time.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

   _____________________________SEE REVERSE SIDE_____________________________

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[x]Please mark votes as in this example.

     This proxy, if properly executed, will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

1.   Approval of Investment Sub-Advisory Agreement

                                                                         FOR             AGAINST          ABSTAIN
          1)  To approve the Investment Sub-Advisory Agreement among
              the Fund, Credit Suisse Asset Management, LLC and          / /             / /              / /
              Credit Suisse Asset Management Limited.

The proxies are authorized to vote upon such other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

     VOTE THIS CARD TODAY

     By mail

     MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT [ ]

     NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                Date
          ---------------      --------------------
Signature:                Date
          ---------------      --------------------